Exhibit 24.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears on this Form S-8 registration statement hereby constitutes and appoints Bruce I.
Lewis and Jay S. Stulberg, or either of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities (unless revoked in writing) to sign any or all amendments (including post-effective amendments thereto) to this Form S-8 registration statement relating to the 2001 Stock Wage and Fee Payment Plan to which this power of attorney is attached, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

  SIGNATURE                         TITLE                    DATE
------------------------------------------------------------------------------

/s/  Bruce I. Lewis        Chief Executive Officer       December 5, 2000
-----------------------    (Principal Executive
Bruce I. Lewis             Officer), Director

/s/  Jay S. Stulberg       President, Chief Operating    December 5, 2000
-----------------------    Officer, Chief Financial
Jay S. Stulberg            Officer (Principal Financial
                           Officer and Principal
                           Accounting Officer),
                           Secretary, Director

/s/  David G. R. Butler    Director, Compensation        December 5, 2000
-----------------------    Committee
David G. R. Butler

-----------------------    Director, Compensation        December 5, 2000
Carl J. Corcoran           Committee

/s/  H. Joseph Greenberg   Director                      December 5, 2000
-----------------------
H. Joseph Greenberg


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